POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,  that each of the undersigned Directors and
Officers of ASHLAND INC., a Kentucky corporation, which is about to file an
Annual  Report on Form 10-K with the  Securities  and  Exchange  Commission under the  provisions of the  Securities  Exchange Act of 1934, as amended, hereby  constitutes and appoints JOHN R. HALL, PAUL W. CHELLGREN, THOMAS L.
FEAZELL,  JAMES G. STEPHENSON and DAVID L. HAUSRATH,  and each of them, his true and  lawful  attorneys-in-fact  and  agents,  with  full  power to act without  the others to sign and file such  Annual  Report and the  exhibits thereto and any and all other  documents in connection  therewith  with the
Securities and Exchange Commission,  and to do and perform any and all acts and  things  requisite  and  necessary  to be done in  connection  with the foregoing  as fully  as he or she  might  or  could  do in  person,  hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
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
Dated:  November 2, 1995
/s/  John R. Hall                                          /s/ Ralph E. Gomory
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John R. Hall, Chairman of the Board of                     Ralph E. Gomory, Director
Directors, Chief Executive Officer and
Director

/s/  Paul W. Chellgren                                     /s/ Mannie L. Jackson
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Paul W. Chellgren, President,                              Mannie L. Jackson, Director
Chief Operating Officer and Director

/s/  J. Marvin Quin                                        /s/ Patrick F. Noonan
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J. Marvin Quin, Chief Financial                            Patrick F. Noonan, Director
Officer and Senior Vice President

/s/  Jack S. Blanton                                       /s/ Jane C. Pfeiffer
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Jack S. Blanton, Director                                  Jane C. Pfeiffer, Director

/s/ Thomas E. Bolger                                       /s/ James R. Rinehart
---------------------------------------                    -------------------------------------------
Thomas E. Bolger, Director                                 James R. Rinehart, Director

/s/  Samuel C. Butler                                      /s/ Michael D. Rose
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Samuel C. Butler, Director                                 Michael D. Rose, Director

/s/  Frank C. Carlucci                                     /s/ William L. Rouse, Jr.
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Frank C. Carlucci, Director                                William L. Rouse, Jr., Director

/s/  James B. Farley                                       /s/ Robert B. Stobaugh
---------------------------------------                    -------------------------------------------
James B. Farley, Director                                  Robert B. Stobaugh, Director


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Edmund B. Fitzgerald, Director                             James W. Vandeveer, Director

EXCERPT FROM
MINUTES OF DIRECTORS' MEETING
ASHLAND INC.
November 2, 1995

RESOLVED, that the Corporation's Annual Report to the Securities and Exchange Commission ("SEC") on Form 10-K (the "Form 10-K") in the form previously circulated to the Board in preparation for the meeting be, and it hereby is, approved with such changes as the Chairman of the Board, the President, any Vice President, the Secretary and David L. Hausrath ("Authorized Persons") shall approve, the execution and filing of the Form 10-K with the SEC to be conclusive evidence of such approval; provided, however, that without derogating from the binding effect of the above, it is understood than an Authorized Person shall cause the distribution prior to the filing with the SEC, of a copy of such Form 10-K to the directors in substantially that form which is to be filed with the SEC and that each director's oral concurrence with respect to such form shall be obtained prior to the filing with the SEC;

FURTHER RESOLVED, that the Authorized Persons be, and each of them hereby is, authorized to file with the SEC the Form 10-K and any amendments thereto on Form 10-K/A and/or any other applicable form; and

FURTHER RESOLVED, that the Authorized Persons be, and each of them hereby is, authorized and directed to take such other action as may be necessary and proper to implement the foregoing resolutions.


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